Exhibit 21

Subsidiaries of CBS Corporation *

(as of December 31, 2011)

DOMESTIC

Subsidiary Name	Place of Incorporation or Organization
13 Investments LLC	Louisiana
13 Productions LLC	Louisiana
13 Radio Corporation	Delaware
90210 Productions, Inc.	California
A.S. Payroll Company, Inc.	California
Aaron Spelling Productions, Inc.	California
Acorn Pipe Line Company	Texas
Acorn Properties, Inc.	Texas
Acorn Trading Company	Texas
Addax Music Co., Inc.	Delaware
Aetrax International Corporation	Delaware
Ages Electronics, Inc.	Delaware
Ages Entertainment Software LLC	Delaware
All is Forgiven Productions (General Partnership)	California
All Media Inc.	Delaware
ALTSIM Inc.	Delaware
Amadea Film Productions, Inc.	Texas
Amazing Race Productions Inc.	Delaware
Anastasia Advertising Art, Inc.	Florida
Antilles Oil Company, Inc.	Puerto Rico
A-R Acquisition Corp.	Delaware
Armacost Music LLC	Delaware
Around the Block Productions, Inc.	Delaware
Aspenfair Music, Inc.	California
Atlanta Television Station WUPA Inc.	Delaware
Atlantic Prospect, Inc.	New York
Audio House, Inc., The	California
Avery Productions LLC	Delaware
BAPP Acquisition Corporation	Delaware
Barrington Songs LLC	Delaware
Bay County Energy Systems, Inc.	Delaware
Bay Resource Management, Inc.	Delaware
Beverlyfax Music, Inc.	California
Big Ticket Music Inc.	Delaware
Big Ticket Pictures Inc.	Delaware
Big Ticket Productions Inc.	Delaware
Big Ticket Television Inc.	Delaware
Blackrock Insurance Corporation	New York
Blue Cow Inc.	Delaware
Bombay Hook LLC	Delaware

Subsidiary Name	Place of Incorporation or Organization
Bonneville Wind Corporation	Utah
Branded Productions, Inc.	California
Brentwood Pictures Inc.	Delaware
Brotherhood Productions, Inc.	Rhode Island
Bruin Music Company	Delaware
Bustop Shelters of Nevada, Inc.	Nevada
C&W Land Corporation	New Jersey
C-28 FCC Licensee Subsidiary, LLC	Delaware
Caroline Films Productions, Inc.	California
CBS/CTS Inc.	Delaware
CBS/Westinghouse of PA Inc.	Delaware
CBS (PDI) Distribution Inc.	Delaware
CBS Advertiser Services Inc.	Delaware
CBS Asia Inc.	Delaware
CBS Broadcast International Asia Inc.	New York
CBS Broadcasting Inc.	New York
CBS Broadcasting West Inc.	Delaware
CBS Collegiate Sports Properties Inc.	Delaware
CBS Communications Services Inc.	Delaware
CBS Communications Technology Group Inc.	Delaware
CBS Consumer Products Inc.	Delaware
CBS Corporate Services Inc.	Delaware
CBS CW Network Partner LLC	Delaware
CBS Dallas Media, Inc.	Delaware
CBS Dallas Ventures, Inc.	Texas
CBS DBS Inc.	Delaware
CBS Domains Inc.	Virginia
CBS EcoMedia Inc.	Delaware
CBS Employee Services Inc.	Delaware
CBS Executive Services Corporation	Delaware
CBS Film Funding Company Inc.	Delaware
CBS Films Inc.	Delaware
CBS Films Distribution Inc.	Delaware
CBS Films Productions Inc.	Delaware
CBS Firewalker I LLC	Delaware
CBS First Run Development Company Inc.	Delaware
CBS First Run Limited	Delaware
CBS Foundation Inc.	New York
CBS General Entertainment Australia Inc.	Delaware
CBS Home Entertainment Inc.	Delaware
CBS Holdings (Mexico) Inc.	Delaware
CBS IDA Inc.	Delaware
CBS Interactive Inc.	Delaware
CBS Interactive Media Inc.	Delaware
CBS International Inc.	Delaware
CBS IRB Acquisition Inc.	Delaware
CBS Japan Inc.	Delaware
CBS K-Band Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
CBS Last FM Holding Inc.	Delaware
CBS Leasing LLC	Delaware
CBS LITV LLC	Delaware
CBS-Lux Holding LLC	Delaware
CBS Lyrics Inc.	Delaware
CBS Mass Media Corporation	Delaware
CBS MaxPreps Inc.	California
CBS Media Realty Corporation	New York
CBS Music LLC	Delaware
CBS News Communications Inc.	New York
CBS News Inc.	Delaware
CBS Operations Inc.	Delaware
CBS Operations Investments Inc.	Delaware
CBS Operations Services Inc.	Delaware
CBS Outdoor Group Inc.	Delaware
CBS Outdoor Inc.	Delaware
CBS Outdoor Investments Inc.	Delaware
CBS Outdoor L.A. Inc.	Delaware
CBS Outdoor Puerto Rico, Inc.	Puerto Rico
CBS Outernet Inc.	Delaware
CBS Overseas Inc.	New York
CBS Overseas Productions Two Inc.	Delaware
CBS Phoenix Inc.	Delaware
CBS Pictures Overseas Inc.	Delaware
CBS PNW Sports Inc.	Delaware
CBS Radio Annapolis LLC	Delaware
CBS Radio East Holdings Corporation	Delaware
CBS Radio East Inc.	Delaware
CBS Radio Holdings Corp. of Massachusetts	Delaware
CBS Radio Holdings Corp. of Orlando	Delaware
CBS Radio Holdings, Inc.	Virginia
CBS Radio Inc.	Delaware
CBS Radio Inc. of Atlanta	Delaware
CBS Radio Inc. of Baltimore	New York
CBS Radio Inc. of Boston	Delaware
CBS Radio Inc. of Chicago	Delaware
CBS Radio Inc. of Detroit	Delaware
CBS Radio Inc. of Florida	Delaware
CBS Radio Inc. of Glendale	Delaware
CBS Radio Inc. of Illinois	Delaware
CBS Radio Inc. of Los Angeles	Delaware
CBS Radio Inc. of Maryland	Delaware
CBS Radio Inc. of Michigan	Delaware
CBS Radio Inc. of Northern California	Delaware
CBS Radio Inc. of Philadelphia	Delaware
CBS Radio Inc. of Tampa	Delaware
CBS Radio Inc. of Washington	Delaware
CBS Radio Inc. of Washington, D.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization
CBS Radio KFRC-AM Inc.	Delaware
CBS Radio KMVQ-FM Inc.	Delaware
CBS Radio Media Corporation	Delaware
CBS Radio Network Inc.	Delaware
CBS Radio of Sacramento Inc.	Pennsylvania
CBS Radio Promotions Group Inc.	Delaware
CBS Radio Sales Company	Delaware
CBS Radio Services Inc.	Delaware
CBS Radio Stations Inc.	Delaware
CBS Radio Technical Services Inc.	Delaware
CBS Radio Texas Inc.	Delaware
CBS Radio Tower Inc.	Delaware
CBS Radio Ventures, Inc.	Delaware
CBS Radio WLIF, Inc.	Maryland
CBS Radio WLIF-AM, Inc.	Maryland
CBS Radio WPGC(AM) Inc.	Delaware
CBS Receivables Funding II Corporation	Delaware
CBS Receivables Funding III Corporation	Delaware
CBS Records Inc.	Delaware
CBS Retail Stores Inc.	Delaware
CBS—Sac Music Inc.	Delaware
CBS Satellite News Inc.	Delaware
CBS Services Inc.	Delaware
CBS Shopping Inc.	Delaware
CBS Sports Inc.	Delaware
CBS Stations Group of Texas L.P.	Texas
CBS Studios Inc.	Delaware
CBS Studios Networks Inc.	New York
CBS Studios Overseas Productions Inc.	Delaware
CBS Studios Productions LLC	Delaware
CBS Subsidiary Management Corp.	Delaware
CBS Survivor Productions, Inc.	Delaware
CBS Technology Corporation	Delaware
CBS Television Licenses LLC	Delaware
CBS Television Service Inc.	Delaware
CBS Television Stations Inc.	Delaware
CBS Temp Services Inc.	Delaware
CBS UAC Corporation	Delaware
CBS Worldwide Distribution Inc.	Delaware
CBS World Wide Ltd.	New York
CCG Ventures, Inc.	Delaware
Central Fidelity Insurance Company	Vermont
Centurion Satellite Broadcast Inc.	Delaware
Championship Productions Inc.	Delaware
Channel 28 Television Station, Inc.	Delaware
Channel 34 Television Station LLC	Delaware
Charter Crude Oil Company	Texas
Charter Futures Trading Company	Texas

Subsidiary Name	Place of Incorporation or Organization
Charter Media Company	Delaware
Charter Oil Company	Florida
Charter Oil Services, Inc.	Texas
Chazo Productions Inc.	Delaware
CIOC Remediation Trust	Delaware
CIOC LLC	Delaware
Classless Inc.	Delaware
Clicker Media Inc.	Delaware
CNET Investments, Inc.	Delaware
Columbia Television, Inc.	New York
Comanche Moon Productions Inc.	New Mexico
Commissioner.com, Inc.	New York
Compelling Music LLC	California
Concord Entertainment Inc.	Delaware
Consolidated Caguas Corporation	Delaware
Cross Step Productions Inc.	Delaware
CSTV Networks, Inc.	Delaware
CSTV Online, Inc.	Delaware
CSTV Regional, LLC	Delaware
CSTV-A, LLC	Delaware
CSTV-B, LLC	Delaware
Danni Productions LLC	Louisiana
Davis Circle Productions Inc.	Delaware
Delaware Resource Beneficiary, Inc.	Delaware
Delaware Resource Lessee Trust	Delaware
Delaware Resource Management, Inc.	Delaware
Design-Graphics, Inc.	Florida
Desilu Productions Inc.	Delaware
Detroit Television Station WKBD Inc.	Virginia
Dotspotter Inc.	Delaware
Dutchess Resource Management, Inc.	Delaware
Dynamic Soap, Inc.	California
Eagle Direct, Inc.	Delaware
Elite Productions Inc.	Delaware
Elysium Productions Inc.	Delaware
Energy Development Associates Inc.	Delaware
EPI Music LLC	California
Erica Film Productions, Inc.	California
ET Asia Entertainment Group LLC	Delaware
ET Media Group Inc.	Delaware
Evergreen Programs LLC	New York
EWB Corporation	Delaware
Eye Explorations Inc.	Delaware
Eye Net Works Inc.	Delaware
Eye Productions Inc.	Delaware
Fifty-Sixth Century Antrim Iron Company, Inc.	Delaware
Film Intex Corporation	Delaware
First Hotel Investment Corporation	Delaware

Subsidiary Name	Place of Incorporation or Organization
Forty-Fourth Century Corporation	Delaware
Four Crowns, Inc.	Delaware
French Street Management LLC	Delaware
Front Street Management Inc.	Delaware
G&W Leasing Company	Delaware
G&W Natural Resources Company, Inc.	Delaware
Games Exchange Inc.	Delaware
Gateway Fleet Company	Pennsylvania
Glendale Property Corp.	Delaware
Glory Productions Inc.	Delaware
Gloucester Titanium Company, Inc.	Delaware
GNS Productions Inc.	Delaware
GolfWeb	California
Gorgen, Inc.	California
Grammar Productions Inc.	Delaware
Granite Productions Inc.	California
Granville Pictures Inc.	Delaware
Green Tiger Press, Inc.	California
Group W Television Stations, L.P.	Delaware
Gulf & Western Indonesia, Inc.	Delaware
H R Acquisition Corp.	Delaware
Hamilton Projects, Inc.	New York
Hit Radio, Inc.	New York
Image Edit, Inc.	Delaware
IMR Acquisition Corp.	Delaware
Independent Petrochemical Corporation	Ohio
INFCO Network Inc.	Delaware
Infinity Broadcasting Corporation	Delaware
Inside Edition Inc.	New York
Interstitial Programs Inc.	Delaware
Irvine Games Inc.	Delaware
Irvine Games USA Inc.	Delaware
Jumbo Ticket Songs Inc.	Delaware
Just U Productions, Inc.	California
K.W. M., Inc.	Delaware
Katled Systems Inc.	Delaware
Kilo Mining Corporation	Pennsylvania
King World Corporation	Delaware
King World Development Inc.	California
King World Direct Inc.	Delaware
King World Media Sales Inc.	Delaware
King World Merchandising, Inc.	Delaware
King World Productions, Inc.	Delaware
King World Studios West Inc.	California
King World/CC Inc.	New York
Kristina Productions Inc.	Delaware
KUTV Holdings, Inc.	Delaware
KW Development Inc.	California

Subsidiary Name	Place of Incorporation or Organization
KWP/RR Inc.	New York
KWP Studios Inc.	California
KWTS Productions Inc.	California
Large Ticket Songs Inc.	Delaware
Laurel Entertainment LLC	Delaware
Levitt Property Managers, Inc.	California
Lincoln Point Productions Inc.	Delaware
Liliana Productions Inc.	Delaware
Los Angeles Television Station KCAL LLC	Delaware
Low Key Productions Inc.	Delaware
LT Holdings Inc.	Delaware
Maarten Investerings Partnership	New York
Magical Jade Productions Inc.	Delaware
Magic Molehill Productions, Inc.	California
Matlock Company, The	Delaware
Mattalex LLC	Delaware
Melrose Productions Inc.	California
Meredith Productions LLC	Delaware
Merlot Film Productions, Inc.	California
Merritt Inc.	Delaware
Miami Television Station WBFS Inc.	Delaware
Moms at Work Productions Inc.	Delaware
MVP.com Sports, Inc.	Delaware
Narrabeen Productions Inc.	Delaware
New Jersey Zinc Exploration Company, The	Delaware
New York Subways Advertising Co., Inc.	Arizona
Nicki Film Productions, Inc.	Delaware
North Shore Productions Inc.	Delaware
NTA Films, Inc.	New York
O Good Songs Company	California
O’Connor Combustor Corporation	California
OM/TV Productions Inc.	Delaware
On Broadband Networks LLC	Delaware
Orange Ball Networks Subsidiary PRC, Inc.	Delaware
OurChart.com LLC	Delaware
Our Home Productions Inc.	Delaware
Outdoor Management Network, Inc.	California
Outdoor Systems Electrical Corp.	New York
Outdoor TDI LLC	Delaware
Outlet Networks Inc.	Delaware
Part-Time Productions Inc.	Delaware
PCCGW Company, Inc.	Delaware
PCI Canada Inc.	Delaware
PCI Network Partner II Inc.	Delaware
PCI Network Partner Inc.	Delaware
Permutation Productions Inc.	Delaware
Philadelphia Television Station WPSG Inc.	Delaware
Pittsburgh Television Station WPCW Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
PMV Productions, Inc.	Delaware
Possible Productions Inc.	Delaware
Possum Point Incorporated	Delaware
Pottle Productions, Inc.	California
Preye, Inc.	California
Proxy Music LLC	California
Quemahoning Coal Processing Company	Pennsylvania
Radford Studio Center Inc.	California
Raquel Productions Inc.	Delaware
Raven Media LLC	Delaware
Real TV Music Inc.	Delaware
Recovery Productions LLC	Delaware
Recovery Ventures Inc.	Delaware
Republic Distribution LLC	Delaware
Republic Entertainment LLC	Delaware
Republic Pictures Enterprises LLC	Delaware
Republic Pictures Productions LLC	California
RH Productions Inc.	California
RTV News Inc.	Delaware
RTV News Music Inc.	Delaware
Sacramento Television Stations Inc.	Delaware
Salm Enterprises, Inc.	California
Salton Sea Songs LLC	Delaware
San Francisco Television Station KBCW Inc.	Virginia
Saucon Valley Iron and Railroad Company, The	Pennsylvania
SBX Acquisition Corp.	Delaware
Scott-Mattson Farms, Inc.	Florida
SDI Raven LLC	Delaware
SEG Equity Holdings, Inc.	Delaware
Ship House, Inc.	Florida
SHOtunes Music LLC	Delaware
Show Works Productions Inc.	Delaware
Showtime Live Entertainment Inc.	Delaware
Showtime Marketing Inc.	Delaware
Showtime Networks Inc.	Delaware
Showtime Networks Inc. (U.K.)	Delaware
Showtime Networks Satellite Programming Company	Delaware
Showtime Online Inc.	Delaware
Showtime Pictures Development Company	Delaware
Showtime Satellite Networks Inc.	Delaware
Showtime Songs Inc.	Delaware
Showtime/Sundance Holding Company Inc.	Delaware
SIFO One Inc.	Delaware
SIFO Two Inc.	Delaware
Simon & Schuster Digital Sales Inc.	Delaware
Simon & Schuster Global Services Inc.	Delaware
Simon & Schuster India LLC	Delaware
Simon & Schuster International Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Simon & Schuster, Inc.	Delaware
SNI/SI Networks LLC	Delaware
Soapmusic Company	Delaware
Solar Service Company	Delaware
SongFair Inc.	Delaware
Spelling Daytime Songs Inc.	Delaware
Spelling Daytime Television Inc.	Delaware
Spelling Entertainment Group LLC	Delaware
Spelling Entertainment LLC	Delaware
Spelling Satellite Networks Inc.	California
Spelling Television Inc.	Delaware
SportsLine.com, Inc.	Delaware
St. Johns Realty Investors	Delaware
Starfish Productions Inc.	Delaware
Stargate Acquisition Corp. One	Delaware
Stat Crew Software, Inc.	Ohio
Stranglehold Productions, Inc.	California
Sunset Beach Productions, Inc.	Delaware
Survivor Productions, LLC	Delaware
Swift Justice Productions Inc.	Delaware
T&R Payroll Company	Delaware
Taylor Forge Memphis, Inc.	Delaware
TDI Northwest, Inc.	Washington
TDI Worldwide, Inc.	Delaware
TDI Worldwide Investments Inc.	Delaware
Television Station WTCN LLC	Delaware
Television Station WWHB LLC	Delaware
Television Stations Group Partner I Inc.	Virginia
Thaxton Management, LLC	Maryland
The CW Television Stations Inc.	Delaware
They Productions Inc.	Delaware
Things of the Wild Songs Inc.	Delaware
Third Century Company	Delaware
Thirteenth Century Corporation	Delaware
Thirtieth Century Corporation	Delaware
Timber Purchase Company	Florida
Toe-to-Toe Productions Inc.	Delaware
Torand Payroll Company	Delaware
Torand Productions Inc.	Delaware
Total Warehouse Services Corporation	Delaware
Trans-American Resources, Inc.	Delaware
Transportation Displays Inc.	Delaware
TSM Services Inc.	Delaware
Tube Mill, Inc.	Alabama
TV Scoop Inc.	Delaware
UCGI, Inc.	Delaware
UPN (general partnership)	Delaware
UPN Holding Company, Inc.	California

Subsidiary Name	Place of Incorporation or Organization
UPN Properties, Inc.	California
Ureal Productions Inc.	Delaware
VE Development Company	Delaware
VE Drive Inc.	Delaware
VE Television Inc.	Delaware
VI Services Corporation	Delaware
VISI Services Inc.	Delaware
Visions Productions, Inc.	New York
VJK Inc.	Delaware
VNM Inc.	Delaware
VP Direct Inc.	Delaware
VPix Inc.	Delaware
VP Programs Inc.	California
VSC Compositions LLC	New York
VSC Music LLC	New York
Waste Resource Energy, Inc.	Delaware
WBCE Corp.	New York
WCC FSC I, Inc.	Delaware
WCC Project Corp.	Delaware
Westgate Pictures Inc.	Delaware
Westinghouse Aircraft Leasing Inc.	Delaware
Westinghouse Asset Management Inc.	Delaware
Westinghouse Canada Holdings L.L.C.	Delaware
Westinghouse CBS Holding Company, Inc.	Delaware
Westinghouse Electric Corporation	Delaware
Westinghouse Environmental Management Company of Ohio, Inc.	Delaware
Westinghouse Hanford Company	Delaware
Westinghouse Holdings Corporation	Delaware
Westinghouse Idaho Nuclear Company, Inc.	Delaware
Westinghouse Investment Corporation	Delaware
Westinghouse Licensing Corporation	Pennsylvania
Westinghouse Reinvestment Company, L.L.C.	Delaware
Westinghouse World Investment Corporation	Delaware
W-F Productions, Inc.	Delaware
Wilshire Entertainment Inc.	Delaware
Wilshire/Hauser Company	Delaware
Wilson-Curtis, Inc.	Missouri
World Volleyball League, Inc.	New York
Worldvision Enterprises LLC	New York
Worldvision Enterprises (United Kingdom) Ltd.	New York
Worldvision Enterprises of Canada, Limited	New York
Worldvision Home Video LLC	New York
WPIC Corporation	Delaware
WT Animal Music Inc.	Delaware
WT Productions Inc.	Delaware
York Resource Energy Systems, Inc.	Delaware
Young Reader’s Press, Inc.	Delaware

INTERNATIONAL

Subsidiary Name	Place of Incorporation
14 Hours Productions Inc.	Canada (Ontario)
3259465 Nova Scotia Company	Canada (Nova Scotia)
4400 Productions Inc.	Canada (B.C.)
1554994 Ontario Inc.	Canada (Ontario)
559733 British Columbia Ltd.	Canada (B.C.)
ABC Outdoor Limited	Northern Ireland
Abaco Farms Limited	Bahamas
Agency Films Inc.	Canada (Ontario)
Aliens in America Productions Inc.	Canada (Ontario)
Amanda Productions Inc.	Canada (Ontario)
Audioscrobbler Limited	United Kingdom
Bahamas Underwriters Services Limited	Bahamas
Beastly Productions Inc.	Canada (Ontario)
Butterick Road Productions Inc.	Canada (Ontario)
Cania Productions Inc.	Canada (Ontario)
Cayman Overseas Reinsurance Association	Cayman Islands
CBS-CSI International B.V.	Netherlands
CBS Broadcast International B.V.	Netherlands
CBS Broadcast-Kingworld - CBS Lux Holding LLC S.C.S.	Luxembourg
CBS Broadcast International of Canada Ltd.	Canada (Ontario)
CBS Broadcast Services Limited	United Kingdom
CBS Canada Co.	Canada (Nova Scotia)
CBS Canada Holdings Co.	Canada (Nova Scotia)
CBS Canadian Film and Television Inc.	Canada (Ontario)
CBS CSI Distribution - CBS Lux Holding LLC S.C.S.	Luxembourg
CBS Enterprises (UK) Limited	United Kingdom
CBS Films Canadian Productions Inc.	Canada (Ontario)
CBS Firewalker II, Ltd.	Bermuda
CBS Holdings (Bermuda) 2 Ltd.	Bermuda
CBS Holding (Germany) B.V.	Netherlands
CBS Holdings (Germany) II B.V.	Netherlands
CBS Holdings (Netherlands) B.V.	Netherlands
CBS Holdings (UK) Limited	United Kingdom
CBS Interactive GmbH	Germany
CBS Interactive Limited	United Kingdom
CBS Interactive Pte Ltd.	Singapore
CBS Interactive Pty. Ltd.	Australia
CBS Interactive SAS	France
CBS International (Netherlands) B.V.	Netherlands
CBS International Holdings B.V.	Netherlands
CBS International Sales Holdings B.V.	Netherlands
CBS International Television (UK) Limited	United Kingdom
CBS International Television Australia Pty Limited	Australia

Subsidiary Name	Place of Incorporation
CBS International Television Italia Srl	Italy
CBS International Television Japan GK	Japan
CBS Leasing (Bermuda) Ltd.	Bermuda
CBS Luxembourg S.a.r.l.	Luxembourg
CBS Netherlands PP B.V.	Netherlands
CBS Outdoor Advertising Uruguay S.A.	Uruguay
CBS Outdoor Argentina	Argentina
CBS Outdoor (Hong Kong) Ltd.	China
CBS Outdoor Brasil Ltda.	Brazil
CBS Outdoor Chile S.A.	Chile
CBS Outdoor JC Decaux Street Furniture Canada Ltd.	Canada (Federal)
CBS Outdoor B.V.	Netherlands
CBS Outdoor SA	France
CBS Outdoor srl	Italy
CBS Outdoor Holding srl	Italy
CBS Outdoor Leasing (UK) Ltd.	United Kingdom
CBS Outdoor Limited	United Kingdom
CBS Outdoor Limited(IRE)	Ireland
CBS Outdoor Sicilia srl	Italy
CBS Outdoor Spain S.A.	Spain
CBS Outdoor Transit Ltd.	United Kingdom
CBS S AG	Switzerland
CBS Pimco UK	United Kingdom
CBS Showtime — CBS Lux Holding LLC S.C.S.	Luxembourg
CBS Studios International GmbH	Germany
CBS Studios — CBS Lux Holding LLC S.C.S.	Luxembourg
CBS UK	United Kingdom
CBS UK Channels Limited	United Kingdom
CBS UK Group (2007) Ltd.	Cayman Islands
CBS Worldvision — CBS Lux Holding LLC S.C.S.	Luxembourg
CBS Worldwide Ltd.	Bermuda
CBS Worldwide Netherlands B.V.	Netherlands
CBS Worldwide Netherlands Coöperatief U.A.	Netherlands
Channel Community Networks Corporation	Canada
Channel Services SA	Switzerland
Charter Oil (Bahamas) Limited	Bahamas
Charter Oil Specialties Limited	Bahamas
Chuanmei Information Technologies (Shanghai) Co., Ltd.	China
Climate Productions Inc.	Canada (Ontario)
CNET (Beijing) Information Technology Co., Ltd.	China
CN Pilot Productions Inc.	Canada (Ontario)
Columbia Broadcasting Systems Limited	Cyprus
Columbia Broadcasting Systems 2 Limited	Cyprus
CVSS Tanzimedia Communications Mexico, S. de R.L. de C.V.	Mexico
Danger Productions Inc.	Canada (Ontario)
DC Films Inc.	Canada (B.C.)

Subsidiary Name	Place of Incorporation
Defenders Productions Inc.	Canada (Ontario)
dFactory Sarl	Switzerland
Empresa de Paineis e Participacoes Ltda	Brazil
Famous Players Investments B.V.	Netherlands
GFB Productions Inc.	Canada (Ontario)
Go Outdoor Systems Holdings S.A.S.	France
Grand Bahama Petroleum Company Limited	Bahamas
Grande Alliance Co. Ltd.	Cayman Islands
Gravity Productions Inc.	Canada (B.C.)
GS Films Inc.	Canada (Ontario)
Gulf & Western do Brazil Industria e Comercio Limitada (in liquidation)	Brazil
Gulf & Western International N.V.	Netherlands Antilles
Gulf & Western Limited	Bahamas
Harpers Island Productions Inc.	Canada (B.C.)
HAVECO Limited	Ireland
Inprime Investments Limited	British Virgin Islands
International Outdoor Advertising Holdings Company	Cayman Islands
International Raw Materials Limited	Bahamas
Intersales B.V.	Netherlands
IOAHC Investments Company	Cayman Islands
IOAHC Investments Uruguay Company	Cayman Islands
IOA Prolix Company	Cayman Islands
Jake Productions Inc.	Canada (B.C.)
Jericho Productions Inc.	Canada (Alberta)
Justice Productions Inc.	Canada (Ontario)
L23 Productions Inc.	Canada (Ontario)
Last.FM Acquisition Limited	United Kingdom
Last.FM GmbH	Germany
Last.FM Limited	United Kingdom
LastFM Japan GK	Japan
LDI Limited	United Kingdom
Level Nine Productions Inc.	Canada B.C.
List Productions Inc.	Canada (Ontario)
LS Productions Inc.	Canada (Ontario)
LY Productions Inc.	Canada (B.C.)
Mars Film Produzione S.P.A. (in liquidation)	Italy
Maxi Crown B.V.	Netherlands
Mayday Productions Inc.	Canada (Ontario)
Medios de Radiofusion Mexico Holding S.R. de C.V.	Mexico
Metro Poster Advertising Ltd.	Ireland
Metrobus Advertising Limited	United Kingdom
Mexican Company Communications BBSC, S. de R.L. de C.V.	Mexico
Mobi Espace SARL	France
New Coral Ltd.	Cayman Islands
New Providence Assurance Company Limited	Bahamas
Outdoor Images Limited	United Kingdom

Subsidiary Name	Place of Incorporation
Overseas Services B.V.	Netherlands
PC Home Cayman Ltd.	Cayman Islands
Peak FSC, Ltd.	Bermuda
Platinum Television Productions Inc.	Canada (Ontario)
Pocket Books of Canada, Ltd.	Canada (Federal)
Prospect Company Ltd.	Cayman Islands
PTC Holdings C.V.	Netherlands
Publibus S.A.	Uruguay
R.G.L. Realty Limited	United Kingdom
Raianna Productions Inc.	Canada (Federal)
Republic Pictures Corporation of Canada Ltd.	Canada (Ontario)
Ripple Vale Holdings, Limited	British Virgin Islands
Roadshow Advertising	Ireland
Sagia Productions Inc.	Canada (Ontario)
Season Four Sentinel Productions Inc.	Canada (B.C.)
Season Three Viper Productions Inc.	Canada (B.C.)
Season Two CI Productions Inc.	Canada (Federal)
Sentinel Productions Inc.	Canada (Ontario)
Servicios Administrativos America S. de RL de C.V.	Mexico
SF Films Inc.	Canada (Ontario)
Showtime Distribution B.V.	Netherlands
Showtime UK Holdings Limited	United Kingdom
Signways Holdings Limited (in liquidation process)	Ireland
Simon & Schuster (Australia) Pty. Limited	Australia
Simon & Schuster (UK) Limited	UK
Simon & Schuster of Canada (1976) Ltd.	Canada (Federal)
Simon & Schuster Publishers India Private Limited	India
Sistema Prolix de Comunicacao Visual S.A.	Brazil
Sky Blue Investments Limited	Jersey
Spelling Television (Canada) Inc.	Canada (Ontario)
Spelling Television Quebec Inc.	Canada (Federal)
Split Decision Productions Inc.	Canada (B.C.)
St. Francis Ltd.	Cayman Islands
St. Ives Company Ltd.	Cayman Islands
Streak Productions Inc.	Canada (Ontario)
SU 2 Productions Inc.	Canada (Federal)
TB Productions Inc.	Canada (Ontario)
TDI (BP) Limited	United Kingdom
TDI (FB) Limited	United Kingdom
TDI Buses Limited	United Kingdom
TDI France Holding SAS	France
TDI Holdings	United Kingdom
TDI Mail Holdings Limited	United Kingdom
TDI Transit Advertising Limited	United Kingdom
Tech Midia Publicidade e Comunicacao S.A.	Brazil
Techmidia Publicidade Exterior S.A.	Brazil
Tele-Vu Ltee.	Canada (Federal)
TMI International B.V.	Netherlands

Subsidiary Name	Place of Incorporation
Tower Films Inc.	Canada (Ontario)
Two of Us Films Inc.	Canada (Ontario)
Ultra Productions Inc.	Canada (Ontario)
VBC Pilot Productions Inc.	Canada (B.C.)
Vendor Publicidad Exterior S de RL de CV	Mexico
Viper Productions Inc.	Canada (B.C.)
Westinghouse Corporate Resources	United Kingdom
Westinghouse Electric Europe Coordination Center SA	Belgium
Winning Productions Inc.	Canada (Ontario)
Woburn Insurance Ltd.	Bermuda
Worldvision Enterprises, GmbH (in liquidation)	Germany
Worldvision Enterprises (France) SARL	France
Worldvision Enterprises de Venezuela	Venezuela
Worldvision Enterprises Latino-Americana, S.A.	Panama
Worldvision Filmes do Brasil, Ltda.	Brazil
Worldvision Foreign Sales Corporation	US Virgin Islands
WVI Films B.V.	Netherlands
YP Productions Inc.	Canada (Ontario)

*Pursuant to Item 601(b)(21)(ii) of Regulation S-K, the names of other subsidiaries of CBS Corporation are omitted because, considered in the aggregate, they would not constitute a significant subsidiary as of the end of the fiscal year covered by this Annual Report on Form 10-K.